COLUMBIA FUNDS SERIES TRUST I

Supplement dated February 4, 2010 to the

Statement of Additional Information dated August 1, 2009 for

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia International Growth Fund

Columbia Mid Cap Core Fund

Columbia Pacific/Asia Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short-Intermediate Bond Fund

Columbia Value and Restructuring Fund

(each a “Fund” and, together, the “Funds”)

Effective on the date of this Supplement, the section of the Statement of Additional Information entitled “About the Funds’ Investments” is revised as follows:

1.	The section entitled “Fundamental and Non-Fundamental Investment Policies” is modified by deleting the first four paragraphs of such section and replacing them with the following:

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

2.	The first under the section entitled “Non-Fundamental Investment Policies” is deleted in its entirety and replaced with the following paragraph:

No Fund may purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of one of these Funds are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

INT-50/32633-0210